UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 2, 2006

                                 Homestore, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                000-26659                95-4438337
  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300


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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS
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Item 2.02. Results of Operations and Financial Condition.
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SIGNATURE
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EXHIBIT INDEX
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EXHIBIT 99.1
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Item 2.02.  Results of Operations and Financial Condition.
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On March 2, 2006, Homestore, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. A copy of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HOMESTORE, INC.

Date: March 2, 2006                      By: /s/ Lewis R. Belote, III
                                             -----------------------------------
                                             Lewis R. Belote, III
                                             Chief Financial Officer

                                  EXHIBIT INDEX

99.1     Press release dated March 2, 2006 of Homestore, Inc.